UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2006
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Purchase Agreement. On October 23, 2006, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance” and together with the Partnership, the “Issuers”) and certain subsidiary guarantors, entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and UBS Securities LLC, each acting on behalf of itself and acting together as the representatives of Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”), to sell $400 million aggregate principal amount of 6.125% Senior Notes due 2017 (the “2017 Notes”) and $600,000,000 aggregate principal amount of 6.650% Notes due 2037 (the “2037 Notes”) in accordance with a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”). The 2017 Notes were issued at 98.912% of the face amount and the 2037 Notes were issued at 98.296% of the face amount. Pursuant to the Purchase Agreement the Issuers agreed to sell the 2017 Notes and the 2037 Notes to the Initial Purchasers at a purchase price of 99.562% and 99.171%, respectively, of the principal amount thereof.
     Subject to customary conditions to closing, the transactions contemplated by the Purchase Agreement will be consummated on October 30, 2006.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1	Purchase Agreement, dated October 23, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

		By:	/s/ Tim Moore

Name: Tim Moore
Title: Vice President
October 27, 2006

Index to Exhibits

Exhibit 10.1	Purchase Agreement, dated October 23, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC.

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